Exhibit 10.4
                               LEASE AMENDMENT #2

ORIGINAL LEASE DATE:                February 21, 1991

LEASE AMENDMENT DATE:               February 13, 1997

LANDLORD:                           SPIEKER-SINGLETON #68 LIMITED PARTNERSHIP
                                    A California Limited Partnership

TENANT:                             HYPERMEIDA COMMUNICATIONS, INC.
                                    A California Corporation

Landlord and Tenant, by executing this Lease Amendment a provided do hereby amend the Original Lease referred to above as follows:

1.       TERM

         36 Months                          05/01/97 - 04/30/2000

2.       RENTAL

         Months 1 - 12
         (05/01/97 - 04/30/98)    Base Rent                $ 17,912.00
                                  Op. Exp. (est. '97)      $  4,666.00
                                  Total Rent               $ 22,578.00 per month

         Months 13 - 24
         (05/01/98 - 04/30/99)    Base Rent                $ 18,664.00
                                  Op. Exp. (est. '97)      $  4,666.00
                                  Total Rent               $ 23,330.00 per month

         Months 25 - 36
         (05/01/99 - 04/30/2000)  Base Rent                $ 19,417.00
                                  Op. Exp. (est. '97)      $  4,666.00
                                  Total Rent               $ 24,083.00 per month

3.       DELETION OF LEASE AMENDMENT PARAGRAPH #5 - TENANT IMPROVEMENTS

         Upon execution of this Lease Amendment #2, paragraph #5 - Tenant Improvements, of Lease Amendment #1 shall be null and void. Tenant to accept the Premises in "as-is" condition.

4.       DELETION OF LEASE ADDENDUM #2 - OPTION TO RE-LEASE PREMISES

         Upon execution of this Lease Amendment #2, Addendum #2 - Option to Re-lease Premises, of the original Lease Agreement shall be null and void.

5.       DELETION OF LEASE ADDENDUM #3 - PRIOR RIGHT OF REFUSAL

         Upon execution of this Lease Amendment #2, Addendum #3 - Prior Right of Refusal, of the original Lease Agreement Shall be null and void.

6.       SECURITY DEPOSIT

         Tenant's Security deposit shall increase from $11,816.00 to $22,573.00.
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         All other terms and  conditions  of the original  Lease  Agreement  and
         Lease Amendment #1 shall apply to this Lease Amendment #2. Agreed to this 28 day of February, 1997.

         LANDLORD
         Spieker-Singleton #68 Limited Partnership
         A California Corporation

         By:  /s/ Peter H. Schnugg
            --------------------------------------
                Peter H. Schnugg

         Its: Agent for Owner

         Date:  2/20/97

         TENANT:
         HyperMedia Communications, Inc.
         A California Corporation

         By: /s/ Todd Hagen
            --------------------------------------
                Todd Hagen

         Its:  Vice President of Finance & Administration,
               Chief Financial Officer

         Date:  2/18/97